Exhibit 99.1

CORVEX TO GO PUBLIC IN ALL-STOCK MERGER WITH MOVANO,
CREATING A PURE-PLAY PLATFORM FOR SECURE AI INFRASTRUCTURE AND HIGH-PERFORMANCE INFERENCE

●	Strategic combination positions combined company to capture AI infrastructure demand at scale

●	Movano (Nasdaq: MOVE) shareholders gain exposure to rapidly emerging AI infrastructure pure play platform with differentiated product offering, a growing sales pipeline with attractive credit quality, leadership experienced in large-scale distributed computing and software development, and disciplined capital allocation

●	Merger exchange ratio based upon a Movano per share value of $6.25

●	Corvex, together with Movano, raised an aggregate of $40.0 million from concurrent private placement financings

●	Taking into account concurrent financings, Corvex shareholders to receive 46.6 million shares of Movano stock

●	Movano Health to resume process to market its medical device operations, including FDA-cleared EvieMED Ring and proprietary mmWave RF technology for cuffless blood pressure and noninvasive glucose monitoring

PLEASANTON, C.A. and ARLINGTON, V.A., November 10, 2025 -- Movano Inc. (“Movano”) (Nasdaq: MOVE) and Corvex, Inc. (“Corvex”), an AI cloud computing company specializing in GPU-accelerated infrastructure for AI workloads, today announced a definitive agreement (the “Merger Agreement”) to combine the companies in an all-stock transaction (the “Merger”). The Merger marks a key step in Corvex’s plan to enter the public markets and underscores its emerging leadership addressing the three defining challenges of the AI era – more scale, more efficiency, and more security – via its Amplified AI CloudTM platform. As global demand for reliable and secure AI computing accelerates, Corvex offers investors differentiated exposure to the infrastructure layer powering the AI innovators of today and tomorrow.

“Today’s announcement marks an important milestone for our company,” said Jay Crystal, Co-Chief Executive Officer and Co-Founder of Corvex. “From day one, our success has been grounded in engineering excellence, an obsession with our customers’ success, and disciplined capital allocation. Entering the public markets is a natural extension of this ethos—it allows us to accelerate our growth and craft a differentiated set of GPU-as-a-Service and AI-as-a-Service capabilities designed to attract customers with strong growth potential and credit quality. Over time, we plan to expand our AI factory offering’s guaranteed power access to support even faster growth while also leveraging the magic of software to drive scalable growth in an asset-light fashion on third-party owned and operated hardware. We believe this barbell strategy will enable us to even more efficiently allocate capital across different segments of the market.”

“The next wave of AI breakthroughs is expected to come from builders who can train, secure and accelerate models at the scale they need when they need it, all with absolute confidence in their infrastructure’s reliability and the caliber of support available to ensure their success,” said Seth Demsey, Co-Chief Executive Officer and Co-Founder of Corvex. “That’s what our platform is designed for. We also have exciting emerging capabilities designed to extend the flexibility of our security capabilities in order to solve important scenarios for model builders and other security-conscious customers and, separately, an emerging offering designed to improve the cost- and performance-efficiency of inference. Ultimately, we’re building the Amplified AI CloudTM that allows AI innovators to move faster, more securely and efficiently–and trust that it will just work.”

“When we first met the Corvex team, it was immediately clear that they weren’t just another AI infrastructure company—their ability to rapidly deliver power at up to AI factory scale, reliable operations, architectural creativity, software development and security know-how was extraordinary. We left that first meeting convinced that Corvex has the team, technology, discipline, and vision to quickly become an indispensable partner to attractive customer segments–and that our shareholders could share in that upside,” said John Mastrototaro, Movano’s Chief Executive Officer. “The combination of these two companies represents an exciting new chapter for our stockholders, further underscored by the highly experienced and well-regarded management team who will lead the combined company.”

About Corvex

Corvex is an AI cloud computing company specializing in GPU-accelerated infrastructure for AI workloads. Corvex is based in Arlington, Virginia, and is led by Seth Demsey and Jay Crystal, Co-Chief Executive Officers and Co-Founders, and Brian Raymond, Chief Technology Officer. For more information on Corvex, visit https://corvex.ai.

About Corvex’s Differentiated Product Suite

Corvex provides services that include:

●	AI Factories and GPU Clusters: GPU and CPU computing, storage, and networking, with a focus on AI model training and inference, operated with engineering excellence at up to AI factory scale. Delivered with managed Kubernetes or as bare metal, deployments can be operated in multi-tenant, single-tenant, or on-premise configurations that are compliant with HIPAA and SOC.

●	Confidential Computing: Hardware-backed Trusted Execution Environments (“TEEs”), memory encryption and attestation help safeguard data in use. Confidential computing is designed to protect customers’ highly valuable intellectual property and enhance compliance with data security mandates.

●	Inference-as-a-Service: A next-generation platform being developed with endpoints powered by a performance-tuned inference engine, which is designed to increase throughput and reduce per-token costs.

Management and Organization

Following the merger, the combined company will be led by Seth Demsey and Jay Crystal, Co-Chief Executive Officers and Co-Founders of Corvex, Brian Raymond, Chief Technology Officer of Corvex, and other members of the Corvex management team. The leadership team has decades of experience in increasing positions of responsibility at firms like Google, Microsoft, Yahoo! / AOL, NASA’s Advanced Computational Concepts Laboratory, investment banking and private equity, government contracting at ITT & Harris Corporation, and a startup that rapidly scaled by delivering high-performance computing and AI infrastructure worldwide. Collectively, the team has decades of experience in large-scale distributed computing, software development, mission-critical 24x7 large-scale distributed computing systems, and disciplined capital allocation. Upon consummation of the Merger, “Movano Inc.” will be renamed “Corvex, Inc.” and the corporate headquarters will be located in Arlington, Virginia. The board of directors of the combined company is expected to consist of six members, five of whom will be designated by Corvex and one of whom will be designated by Movano.

About the Proposed Merger

In connection with entry into the Merger Agreement, (a) Corvex has raised $37.1 million of equity capital in a private placement transaction (the “Corvex Concurrent Financing”); (b) Movano has entered into a $1.0 billion equity facility with Chardan Capital Markets LLC (the “Chardan Equity Facility”); and (c) Movano has raised $3.0 million of equity capital in a private placement transaction (the “Bridge Financing”).

Upon the closing of the Merger, on a pro forma basis and prior to taking into account shares issuable by Movano pursuant to the Series A Purchase Agreement and the ChEF Purchase Agreement and shares issuable by Corvex in connection with the Corvex Concurrent Financing, based upon the number of shares of Movano Common Stock expected to be issued in the Merger, pre-Merger Corvex stockholders would own approximately 96.2% of the combined company and pre-Merger Movano stockholders would own approximately 3.8% of the combined company, in each case, on a fully-diluted basis (excluding out-of-the money options and warrants), subject to certain adjustments as described in the Merger Agreement. Under the Exchange Ratio formula in the Merger Agreement, the relative ownership of the combined company by Corvex’s current stockholders and pre-Merger Movano shareholders will be adjusted to take into account funds raised in the Series A Purchase Agreement, the Chardan Equity Facility and the Corvex Concurrent Financing (based on a $6.25 post-Closing per share value). Taking into account the Bridge Financing and the Corvex Concurrent Financing (but excluding any capital that may be raised under the Chardan Equity Facility), it is anticipated that the combined company would have approximately 48.7 million shares outstanding. The Merger has been unanimously approved by the Board of Directors of both companies and is expected to close in the first quarter of 2026, subject to customary closing conditions.

Pursuant to the Merger Agreement, prior to completion of the Merger, Movano is permitted to market for sale its current operating assets, including the EvieMED Ring, which received U.S. Food and Drug Administration (“FDA”) 510(k) clearance for its pulse oximetry feature, and proprietary mmWave radio frequency (“RF”) technology for cuffless blood pressure and noninvasive glucose monitoring. To the extent it is able to sell such assets and realize net proceeds after paying off the balance due under its recently amended loan agreement and satisfying certain other reserve requirements, at the closing of the Merger Movano is permitted to distribute such net proceeds to pre-merger Movano shareholders.

Consummation of the Merger is subject to certain closing conditions, including, among other things, (a) approval by the requisite Movano and Corvex stockholders of the adoption and approval of the Merger Agreement, the Merger and the transactions contemplated thereby, (b) Nasdaq’s approval of the listing of the shares of Movano Common Stock to be issued in connection with the Merger, (c) the effectiveness of a registration statement on Form S-4 to register the shares of Movano Common Stock to be issued in connection with the Merger, and (d) the absence of any orders or injunctions by any governmental entity that would prohibit consummation of the Merger.

Advisors

Chardan is acting as exclusive financial advisor to Corvex on the Merger and placement agent to Movano on the Bridge Financing. Jones is serving as an advisor to Corvex. K&L Gates LLP is serving as legal counsel to Movano. DLA Piper LLP (US) is serving as legal counsel to Corvex. Goodwin Procter LLP is serving as legal counsel to Chardan.

About Movano

Founded in 2018, Movano Inc. (Nasdaq: MOVE) dba Movano Health, maker of the Evie Ring (www.eviering.com), is developing a suite of purpose-driven healthcare solutions to bring medical-grade data to the forefront of wearables. On May 15, 2025, Movano announced its decision to initiate a process to explore strategic alternatives to maximize shareholder value. For more information on Movano, visit https://movanohealth.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the proposed financing transactions discussed herein and the proposed Merger between Movano and Corvex (collectively, the “Proposed Transactions”); the structure, timing and completion of the proposed Merger between Movano and Corvex; the Proposed Transactions and the expected effects, perceived benefits or opportunities of the Proposed Transactions; the combined company’s listing on Nasdaq after the closing of the Proposed Transactions; expectations regarding the structure, timing and completion of the Proposed Transactions, including investment amounts from investors, timing of closing of the Proposed Transactions, expected proceeds, expectations regarding the use of proceeds, and impact on ownership structure; the anticipated timing of the Closing; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing and cash runway of the combined company following the proposed Merger and the other financings discussed herein; the future operations and pipeline, estimates of financial position, competitive landscape, addressable market and strategic and financial initiatives of the combined company; the nature, strategy and focus of the combined company; expectations regarding the sale of Movano’s legacy assets and its ability to repay the indebtedness under Movano’s loan agreement with Evie Holdings LLC, as amended (“Loan Agreement”); the expectations regarding the ownership structure of the combined company; the expected trading of the combined company’s stock on Nasdaq; and other statements that are not historical fact. All statements other than statements of historical fact contained in this press release are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management, concerning future developments and their potential effects. There can be no assurance that future developments affecting Movano, Corvex, or the Proposed Transactions will be those that have been anticipated.

Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to: the risk that the conditions to the Closing or consummation of the Proposed Transactions are not satisfied, including the failure to timely obtain approval of the proposed Merger from both Movano’s and Corvex stockholders, if at all; the risk that the proposed financings are not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Movano and Corvex to consummate the Proposed Transactions; uncertainties as to the timing of the consummation of any Movano legacy asset sale; risks related to the outstanding indebtedness under the Loan Agreement and Movano’s ability to satisfy its obligations thereunder; risks related to Movano’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Closing; risks related to Movano’s and Corvex’s ability to correctly estimate their respective operating expenses and their respective expenses associated with the Proposed Transactions, as applicable, pending the Closing, as well as uncertainties regarding the impact any delay in the Closing would have on the anticipated cash resources of the combined company, and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on Movano’s or Corvex’s business relationships, operating results and business generally; costs related to the Merger; the risk that as a result of adjustments to the exchange ratio, Movano stockholders and Corvex stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Movano’s common stock relative to the value suggested by the exchange ratio; the indeterminate number of shares to be issued under the ChEF Purchase Agreement and the indeterminate proceeds under the ChEF Purchase Agreement; the outcome of any legal proceedings that may be instituted against Movano, Corvex or any of their respective directors or officers related to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; changes in regulatory requirements and government incentives; risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors; and the risk of involvement in litigation, including securities class action litigation, that could divert the attention of the management of Movano or the combined company, harm the combined company’s business and may not be sufficient for insurance coverage to cover all costs and damages, and the other risks and uncertainties described in the Company’s SEC reports, and under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov and in other filings that Movano makes and will make with the SEC in connection with the Proposed Transactions, including the Form S-4 and Proxy Statement described below under “Additional Information and Where to Find It”. The forward-looking statements contained herein speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information and Where to Find It

This press release relates to the Proposed Transactions involving Movano and Corvex and may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, Movano intends to file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This press release is not a substitute for the Form S-4, the Proxy Statement or for any other document that Movano may file with the SEC and/or send to Movano’s stockholders in connection with the Proposed Transactions. MOVANO URGES, BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOVANO, CORVEX, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Movano with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Movano’s Internet website address is www.movanohealth.com. Movano’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, including exhibits, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the investor relations page of its Internet website as soon as reasonably practicable after it electronically files such material with, or furnish it to, the SEC. Movano’s Internet website and the information contained therein or connected thereto are not intended to be incorporated into this report.

Participants in the Solicitation

Movano, Corvex, and their respective directors and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Movano’s stockholders in connection with the Proposed Transactions under the rules of the SEC. Information about Movano’s directors and executive officers, including a description of their interests in Movano, is included in Movano’s most recent Annual Report on Form 10-K for the year ended December 31, 2024. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including the directors and executive officers of Corvex, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Contacts

Corvex Contact Information

Investor Contact
Jay Crystal, Co-CEO and Co-Founder, Corvex
Email: investor-relations@corvex.ai

Media Contact

SBA

Email: info@advisory-sb.com, T: 917-803-1990 / 646-932-3254

Movano Contact Information

Jill Schmidt/JSPR

Email: jill@jillschmidtpr.com, T: 847-921-1295

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